                                                                    EXHIBIT 10.4

                             AMENDED AND RESTATED
                            REGISTRATION AGREEMENT

     THIS AMENDED AND RESTATED REGISTRATION AGREEMENT (this "AGREEMENT") is made as of December 21, 1998, by and among Real Education, Inc., a Colorado corporation (the "COMPANY"), each of the Series A Investors (the "SERIES A INVESTORS") set forth in the Series A Agreement (as defined below), each of the Series B Investors (the "SERIES B INVESTORS") set forth in the Series B Agreement (as defined below) and each of the Series C Purchasers (the "SERIES C PURCHASERS") set forth in the Series C Agreement (as defined below). In the event less than all of the Series C Purchasers execute this Agreement as of the date hereof, this Agreement shall be valid as to the parties who do execute this Agreement as of the date hereof. The Series A Investors, the Series B Investors, and the Series C Purchasers shall be collectively known as "INVESTORS" hereinafter. This Agreement amends, restates and supersedes that certain Registration Agreement by and between the Company and the Series A Investors and Series B Investors dated as of February 2, 1998.

                                  BACKGROUND
                                  ----------

     A. Pursuant to a Unit Purchase Agreement by and among the Company and the Series A Investors, dated as of June 11, 1997 (the "SERIES A AGREEMENT"), the Series A Investors purchased an aggregate of 132,000 investment units ("UNITS"), each Unit consisting of one share of Series A Convertible Preferred Stock, no par value per share, of the Company (the "SERIES A PREFERRED"), and one Common Stock Purchase Warrant ("WARRANT"). In addition, the Series B Investors purchased 326,833 shares of Series B Convertible Preferred Stock, no par value per share, of the Company (the "SERIES B PREFERRED"), pursuant to the Share Purchase Agreement by and between the Company and the Series B Investors dated as of February 2, 1998 (the " SERIES B AGREEMENT"). In addition, the Series C Purchasers will purchase 430,540 shares of Series C Convertible Preferred Stock, no par value per share, of the Company (the "SERIES C PREFERRED"), pursuant to the Share Purchase Agreement by and between the Company and the Series C Purchasers of even date herewith (the "SERIES C AGREEMENT"). The Series C Purchasers' purchase of the Series C Preferred was on the condition that the Company, the Series A investors and the Series B Investors agree to certain terms and conditions related to the registration of securities of the Company, as set forth in this Agreement.

     B. All parties hereto are willing to enter into this Agreement so that all registration rights covering Registrable Securities held by the Investors will be identical.

     C. The Series A Investors and Series B Investors have agreed to release whatever registration rights they now have in exchange for the rights afforded by this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing Background, which is by this reference expressly incorporated herein, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Page 1 - Registration Agreement
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     1.   Definitions.
          -----------

"COMMON STOCK" has the meaning assigned to it in the Amended and Restated Shareholders Agreement among the Company and its Shareholders of even date herewith

"PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

"REGISTRABLE SECURITIES" means (i) any Series A Preferred or Common Stock issued upon the conversion of any Series A Preferred issued pursuant to the Series A Agreement; (ii) any Common Stock issued upon exercise of any Warrant issued pursuant to the Series A Agreement; (iii) any Series B Preferred or Common Stock issued upon the conversion of any Series B Preferred issued pursuant to the Series B Agreement; (iv) any Series C Preferred or Common Stock issued upon the conversion of any Series C Preferred issued pursuant to the Series C Agreement; and (v) any Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii) (iii) (iv) and (v) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act of 1933, as amended (the "Securities Act") or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     2.   Demand Registration Rights of the Investors.
          -------------------------------------------

     A.   Requests for Registration.  At any time following the closing date of
          -------------------------
the Company's initial public offering of its Common Stock (the "IPO CLOSING") the holders of at least thirty percent (30%) of the Registrable Securities may request up to two registrations under the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM
REGISTRATIONS").   Each request for an Investor Demand Registration, including
Short Form Registrations, (both as defined below) shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. The holders of the Registrable Securities may also request Short-Form Registrations, as defined in Section 2.B below. All registrations requested pursuant to Sections 2.A and 2.B are referred to herein as "INVESTOR DEMAND REGISTRATIONS".

     B.   Short-Form Registrations.  At any time after the IPO Closing, the
          ------------------------
holders of the Registrable Securities may request registration of all or part of their Registrable Securities on Form S-3, or any similar short-form registration then available to the Company, provided that

Page 2 - Registration Agreement
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the anticipated aggregate offering price of the Registrable Securities to the public for any such registration exceeds $500,000 ("SHORT-FORM REGISTRATIONS"). Investor Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. Once the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT"), the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

     C.   Restrictions on Investor Demand Registrations. The Company will not be
          ---------------------------------------------
obligated to effect any Investor Demand Registration under this Section 2 within 60 days prior to or 180 days following the effective date of any registration under the Securities Act pertaining to securities of the Company.

     D.   Selection of Underwriters.  The holders of sixty-six and two-thirds
          -------------------------
percent (66-2/3%) ("TWO-THIRDS") of the Registrable Securities included in any Investor Demand Registration under this Section 2 will have the right to select the investment banker(s) and manager(s) to administer the offering, if such offering is underwritten, subject to the approval of the Company, which approval will not be unreasonably withheld.

     E.   Demand Registration Expenses.  The Registration Expenses (as defined
          ----------------------------
herein) of the holders of Registrable Securities in all Investor Demand Registrations will be paid by the Company in accordance with Section 6 hereof.

     F.   Registration Delay.  Anything in this Section 2 to the contrary
          ------------------
notwithstanding, the Company may not defer or delay Investor Demand Registrations under this Section 2 for more than two 60-day periods in any 12-month period. The Company may engage in such delays only where its Board of Directors has determined, in its good faith judgment, that such Investor Demand Registration would be seriously detrimental to the Company and its shareholders. If the Company makes such a determination of detriment warranting a delay in Investor Demand Registration, prior written notice thereof shall be duly provided to the holders of the Registrable Securities.

     3.   Piggyback Registrations.
          -----------------------

     A.   Right to Piggyback.  Whenever the Company proposes to register any of
          ------------------
its Common Stock under the Securities Act (other than pursuant to a Investor Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. These rights to Piggyback Registration expire on the fifth anniversary of the IPO Closing.

     B.   Piggyback Expenses.  The Registration Expenses of the holders of
          ------------------
Registrable Securities in all Piggyback Registrations will be paid by the Company in accordance with Section 6 hereof.

     C.   Priority on Primary Registrations.  If a Piggyback Registration is an
          ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the

Page 3 - Registration Agreement
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Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell on its own behalf, and, if additional shares can be sold in the opinion of the managing underwriters, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, calculated as if such shares had been converted at such time to Common Stock, and (iii) third, other securities requested to be included in such registration.

     D.   Priority on Secondary Registrations. If a Piggyback Registration is an
          -----------------------------------
underwritten secondary registration on behalf of holders of the Company's securities (other than an Investor Demand Registration), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, calculated as if such shares had been converted at such time to Common Stock, and (ii) second, other securities requested or permitted to be included in such registration.

     E.   Other Registrations.  If the Company has previously filed a
          -------------------
registration statement with respect to Registrable Securities pursuant to Sections 2 or 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

     4.   Holdback Agreements.
          -------------------

     A. Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Investor Demand Registration or any underwritten Piggyback Registration in which any Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree. Notwithstanding the provisions of the prior sentence, if the underwritten registration is the Company's initial public offering, then the applicable periods under this Section 4.A shall be 180 rather than 90 days.

     B. The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Investor Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its equity securities (or any securities convertible into or exchangeable or exercisable for such equity securities) purchased from the

Page 4 - Registration Agreement
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Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree. Notwithstanding the provisions of the prior sentence, if the underwritten registration is the Company's initial public offering, then the applicable periods under this Section 4.B shall be 180 rather than 90 days.

     5.   Registration Procedures.  Whenever the holders of Registrable
          -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     A. prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of Two-Thirds of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review and comments of such counsel);

     B. prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     C. furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     D. use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     E. notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement

Page 5 - Registration Agreement
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or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     F. cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on The Nasdaq Stock Market ("NASDAQ") and, if listed on Nasdaq, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq National Market security within the meaning of Rule 11Aa2-l promulgated pursuant to the Exchange Act or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with Nasdaq with respect to such Registrable Securities;

     G. provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     H. enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of Two-Thirds of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

     I. make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided that upon the reasonable request of the Company, any Person to whom any proprietary information is made available shall agree to maintain the confidentiality of such proprietary information, except if disclosure is required by judicial decree or applicable law or such proprietary information otherwise becomes publicly available;

     J. otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

     K. permit any holder of Registrable Securities, which holder might be deemed to be an underwriter or a controlling Person of the Company, (i) to review and comment on the registration or comparable statement to be filed with the Securities and Exchange Commission, and all preliminary versions thereof,
(ii) to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included therein in order to reduce the risk that such holder may be deemed to be an underwriter or a controlling Person of the Company, or to reduce the risk and potential liability associated therewith in the event that such holder is deemed to be an underwriter or

Page 6 - Registration Agreement
controlling Person of the Company (including, without limitation, that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company), provided that such material does not contain a material misstatement or omission and (iii) in the event that reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of any reference to such holder (provided that such holder shall furnish to the Company an opinion of counsel to such effect, which opinion shall be reasonably satisfactory to the Company);

     L. use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

     M. in any underwritten offering obtain a "cold comfort" letter and updates thereof from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

     N. in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order.

     O. make such representations and warranties to the holders of Registrable Securities and the underwriters, if any, in form, substance, and scope as are customarily made by issuers to underwriters in underwritten offerings in customary form and consistent with then-current market practice;

     P. obtain opinions of counsel to the Company which counsel and opinions (in form, scope, and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to the underwriters, if any, in customary form covering the matters customarily covered in opinions requested in primary underwritten offerings and such other matters as may be reasonably requested by such underwriters;

     Q. of an underwriting agreement is entered into, cause the same to set forth in full the indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and

     R. deliver such documents and certificates as may be reasonably requested by the holders of at least 50% of Registrable Securities being sold or the managing underwriters, if any, to evidence compliance with Section E above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

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     6.   Registration Expense.
          --------------------

     A. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company. Registration Expenses shall also include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on Nasdaq.

     B. In connection with each Investor Demand Registration and each Piggyback Registration, the Company will reimburse the holders of the Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of Two-Thirds of the Registrable Securities covered by such registration.

     C. Each holder of securities included in any registration hereunder will pay any underwriting discounts and commissions incurred upon the sale of such securities.

     7.   Indemnification.
          ---------------

     A. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, employees and agents and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     B. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or

Page 8 - Registration Agreement
alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder and is not cured in a timely manner; provided that the obligation to indemnify will be individual to each holder and will be limited to the amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     C. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the reasonable judgment of such indemnified party a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.

     D. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     8.   Participation in Underwritten Registrations. No Person may participate
          -------------------------------------------
in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     9.   Miscellaneous.
          -------------

     A.   No Inconsistent Agreements. From and after the date hereof the Company
          --------------------------
shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights are subordinate to, or otherwise do not adversely affect the rights of the holders granted hereunder. The Company represents and warrants that the rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

Page 9 - Registration Agreement

     B.   Adjustments Affecting Registrable Securities.  The Company will not
          --------------------------------------------
take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     C.   Remedies, Enforcement, Governing Law, Venue.
          -------------------------------------------

     (1) Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that (i) money damages may not be an adequate remedy for any breach of the provisions of this Agreement; and (ii) any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; and (iii) each party hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

     (2) All questions concerning the relative rights of the Company and its shareholders and the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the domestic laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

     (3) In the event of any claim, dispute and controversy of any nature between or among the Investors and the Company arising out of or in connection with this Agreement, or the negotiation, execution, delivery, performance, nonperformance or breach thereof (collectively, a "Dispute"), the Investors and the Company shall consult and negotiate with each other in good faith and otherwise use their respective commercially reasonable efforts to settle such Dispute within a 45-day period after the Dispute first arises. If the Dispute is not resolved or settled within such 45-day period then, upon written notice by either party to the other, the Dispute shall be resolved by binding arbitration in Denver, Colorado in accordance with Title 9 of the U.S. Code (United States Arbitration Act) and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), as they may be amended from time to time and as modified by this Agreement or decision of a majority of the arbitrators. The arbitration shall be conducted in Denver, Colorado. The Investors and the Company intend that arbitration be the sole remedy available as to matters arbitrable hereunder. An arbitration award rendered by the arbitrators shall be final and binding on the Investors and the Company and may be filed with any court having jurisdiction over the Investors or the Company, as the case may be, or their property as a basis of declaratory or other judgment and of the issuance of execution.

     (4) Unless otherwise agreed, any party requesting arbitration hereunder shall do so within 15 days after the expiration of 45-day negotiation period referenced in Section 9.C.3, and failure by either party to request arbitration within such period shall thereafter bar such Dispute in any forum whatsoever. When a party timely requests arbitration hereunder, the Dispute shall be resolved by a panel of three neutral arbitrators to be selected as follows: the party requesting the arbitration shall, incident to giving the notice of arbitration, also notify the

Page 10 - Registration Agreement
other party of the name of an arbitrator selected from a list of qualified persons supplied by the AAA, and the other party shall, within 20 days after receipt of such notice, notify the party requesting arbitration of the name of an arbitrator it has selected from such list. The two arbitrators shall, within 20 days after notification of the identity of the second arbitrator, choose a third arbitrator.

     (5) The Commercial Arbitration Rules of the AAA and decisions by a majority of the arbitration panel shall determine the rules governing admissibility of evidence and the rules of procedure and discovery. The action of a majority of the arbitration panel shall govern all actions by the panel, and the arbitrators shall render their decision promptly but in no event more than 60 days after the conclusion of submission of evidence. The arbitration award shall be in writing and shall specify factual and legal basis for the award. Either party may make application to the arbitration panel seeking injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the Dispute is otherwise resolved. The arbitration panel shall have the authority to award any remedy or relief that a court of the State of Colorado could order or grant, including specific performance of any obligation created under the Agreement, issuance of an injunction or money damages, but excluding punitive, incidental or consequential damages.

     (6) Each party shall pay the fees and expenses of the arbitrator selected by it and one-half of the reasonable fees and expenses of the third arbitrator. All other fees and expenses of each party incurred in connection with the arbitration shall be paid as determined by the arbitrators.

     (7) The parties agree that they will not seek from the arbitrator any claim under this Agreement any award or judgment for punitive damages (or any other amount awarded for the purpose of imposing a penalty), and that if any such award or judgment is granted, the parties agree not to seek to satisfy such award or judgment.

     D.   Amendments and Waivers.  Except as otherwise provided herein, the
          ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of Two-Thirds of the Registrable Securities then outstanding. The Series A Investors and Series B Investors, by executing this Amended and Restated Agreement, shall consent to the amendment of the Amended and Restated Registration Agreement as originally executed on February 2, 1998 to add the Series C Purchasers as parties to this Agreement, with the rights set forth herein. This Amended and Restated Agreement shall become effective as to the Company and the Investors when executed by the Company and by holders of Two-Thirds of the Registrable Securities.

     E.   Successors and Assigns. All covenants and agreements in this Agreement
          ----------------------
by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     F.   Severability.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such

Page 11 - Registration Agreement
provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     G.   Counterparts. This Agreement may be executed in separate counterparts,
          ------------
any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

     H.   Descriptive Headings; Interpretation. The descriptive headings of this
          -------------------------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     I.   Notices.  All notices, demands or other communications to be given or
          -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Unless otherwise indicated below, such notices, demands and other communications will be sent to each Investor at the address listed on the signature page(s) to this Agreement and to the Company at the addresses indicated below:

     Robert N. Helmick
     CEO & President
     Real Education, Inc.
     10200A E. Girard Avenue
     Denver, CO 80231

     With a copy to:

     Annita M. Menogan
     Dorsey & Whitney LLP
     Republic Plaza Building, Suite 4400
     370 17/th/ Street
     Denver, CO  80202-5644

     and to:

     MediaOne Interactive Services
     9000 East Nichols, Suite 100
     Englewood, CO 80112
     ATTN:  VP Business Development

     and

     MediaOne Interactive  Services
     5613 DTC Parkway, Suite 700
     Englewood, CO 80111
     ATTN:  Gary Burghart

Page 12 - Registration Agreement
     with a copy to:

     John P. Fitzgerald
     Hogan & Hartson L.L.P.
     One Tabor Center
     1200 Seventeenth Street.
     Denver, Colorado 80202

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.


              [the remainder of this page is intentionally blank]

Page 13-Registration Agreement

        [Signature Page to Amended and Restated Registration Agreement]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


REAL EDUCATION, INC.



/s/ Robert N. Helmick
-----------------------------------------
Robert N. Helmick, President and CEO


BLUMENSTEIN/THORNE INFORMATION PARTNERS I, L.P

By:  Blumenstein/Thorne Information Partners L.L.C., as General Partner


     /s/ Oakleigh Thorne
     ------------------------------------
     Oakleigh Thorne, Co-President

MEDIAONE INTERACTIVE SERVICES, INC.


/s/ Thomas Cullen
-----------------------------------------
Thomas Cullen, President


VSI HOLDINGS, INC.


/s/ Terry L. Davis
-----------------------------------------
Terry L. Davis, Executive Vice President



/s/ Robert N. Helmick                            /s/ John V. Helmick
-----------------------------------------        ----------------------------
Robert N. Helmick                                John V. Helmick



/s/ Jonathan M. Dobrin                           /s/ James N. Sigman
-----------------------------------------        ----------------------------
Jonathan M. Dobrin                               James N. Sigman


Signature Page-Amended and Restated Registration Agreement

/s/ James R. Nollsch                  /s/ Bradley Felix
---------------------------------     ----------------------------
James R. Nollsch                      Bradley Felix


/s/ Nikki Pike
---------------------------------     ----------------------------
Nikki Pike                            Adel Hazan



/s/ Steven Singer                     /s/ Robert C. Douglas
---------------------------------     ____________________________
Steven Singer                         Robert C. Douglas
                                      By: John V. Helmick, Attorney-in-Fact

/s/ William E. Waldeck                /s/ David P. Schieldrop
---------------------------------     ----------------------------
William E. Waldeck                    David P. Schieldrop



NEW WORLD EQUITIES, INC.              /s/ Patrick C. DeLacey
                                      ----------------------------
                                      Patrick C. DeLacey


By: /s/ Christopher E. Girgenti       /s/ Robert A. Conway
   ------------------------------     ----------------------------
Its: Senior  Mnagement Director       Robert A. Conway and
     ----------------------------     Darlene A. Conway, JTWROS



/s/ Alan L. Sigman                    /s/ Lee S. Mendel
---------------------------------     ----------------------------
Alan L. Sigman                        Lee S. Mendel


/s/ James F. Hemmer                   /s/ Stanley R. Dobrin
---------------------------------     ----------------------------
James F. Hemmer                       Stanley R. Dobrin


/s/ Michael J. Walker                 /s/ Mark A. Timmerman
---------------------------------     ----------------------------
Michael J. Walker                     Mark A. Timmerman


Signature Page-Amended and Restated Registration Agreement

McD VENTURE CAPITAL FUND, L.P.

By: /s/ Patricia Jamison
   ----------------------------------
Its: Assistant Treasurer
    ---------------------------------
                                            /s/ William O. Kasten
                                            --------------------------------
                                            William O. Kasten






McDonald & Company Securities, Inc.         /s/ Davis B. Weidner
                                            --------------------------------
AS CUSTODIAN FOR WILLIAM E. WALDECK IRA     Davis B. Weidner
                                            By: Mark Fine, Attorney-in-Fact

By: W.E Waldeck
   ----------------------------------
Its: Managing Director                      /s/ Jay S. Perlmetter
    ---------------------------------       --------------------------------
                                            Jay S. Perlmutter

MCDONALD & CO. SECURITIES, INC.


By: /s/ Patricia Jamison
   ----------------------------------
Its: Chief Financial Officer
    ---------------------------------


SILVER FAMILY TRUST U/D/T

/s/ Martin J. Silver
-------------------------------------
Martin J. Silver, Trustee


/s/ Victoria H. Silver
-------------------------------------
Victoria H. Silver, Trustee



Signature Page-Amended and Restated Registration Agreement

[Signature Pages to Real Education, Inc. Series C Preferred Resignation
Agreement]



/s/ Stanley Dobrin
------------------------------------------


/s/ Carol Dobrin
------------------------------------------
Stanley Dobrin & Carol Dobrin, JTWROS


/s/ Davis B. Weidner
------------------------------------------
Davis B. Weidner


/s/ Sue Thompson
------------------------------------------
Sue Thompson


H & K PARTNERS V



/s/ William Kasten
------------------------------------------
William Kasten


N.T. RUDDOCK CO. -- Profit Sharing Trust


/s/ Neil T. Ruddock, Jr. Trust Administrator
------------------------------------------
Samuel James Ruddock, Vice President



Signature Page to Registration Agreement